Exhibit 99.1


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      GENERAL ELECTRIC CAPITAL CORPORATION

                     _______________________________________

                          JCP MASTER CREDIT CARD TRUST
                     _______________________________________


                         5.50% ASSET BACKED CERTIFICATES
                               SERIES E (Class A)
                               CUSIP NO. 466115AE2


           Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of December 15, 1997 and Amendment No. 2 dated as of December 15, 1999 and as supplemented by the Series A, Series B, Series C, Series D and Series E Supplements thereto (as so amended and supplemented, the "Pooling and Servicing Agreement"), by and among JCP Receivables Inc., JCPenney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), General Electric Capital Corporation (as the successor and assign of JCPenney pursuant to the Assignment and Assumption Agreement dated as of December 6, 1999) is required to prepare certain Information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The Information which is required to be prepared with respect to the Distribution Date of January 15, 2002, and with respect to the performance of the Trust during the month of December 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Class A of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount) for Class A of this Series.

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      1.    The total amount of the distribution to Certificateholders per
            $1,000 original Certificate Principal amount .......................  $         4.58



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      2.    The amount of the distribution set forth in paragraph 1 above allocable to Certificate Principal, per $1,000 original Certificate
            Principal amount....................................................  $         0.00


      3.    The amount of the distribution set forth in paragraph 1 above allocable to Certificate Interest, per $1,000 original Certificate
            Principal amount....................................................  $         4.58


B.    Information Regarding the Performance of the Trust.

      1.    Collection of Principal Receivables

            (a)   The aggregate amount of Collections of Principal Receivables processed which were allocated in respect of the Certificates of Class A of this Series.....................................  $  102,999,460


            (b)   The Discounted Percentage in Respect of the Collections of
                  Principal Receivables set forth in paragraph 1.(a)above.......           0.00%

            (c)   The net amount of Collections of Principal Receivables
                  processed which were allocated in respect of the Certificates of Class A of this Series.....................................  $  102,999,460


      2.    Collection of Finance Charge Receivables

            (a)   The aggregate amount of Collections of Finance Charge
                  Receivables processed which were allocated in respect of the
                  Certificates of Class A of this Series........................  $   15,569,302

            (b)   The aggregate amount of Discount Option Receivable Collections which were allocated in respect of the Certificates of Class A
                  of this Series................................................  $         0.00



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            (c)   The portion of Collections of Finance Charge Receivables set forth in paragraph 2.(a) above which were allocated in respect
                  of the Certificates of other Series...........................  $         0.00


            (d)   The net amount of Collections of Finance Charge Receivables which were allocated in respect of the Certificates of Class A
                  of this Series................................................  $   15,569,302


      3.    Net Recoveries

            The aggregate amount of Net Recoveries which were allocated in
            respect of the Certificates of Class A of this Series...............  $         0.00


      4.    Principal Receivables in the Trust

            (a)   The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of such month (which reflects the Principal Receivables represented by the JCPR
                  Amount and by the Aggregate Investor Amount)..................  $1,392,413,140

            (b)   The amount of Principal Receivables in the Trust represented by the Aggregate Investor Amount as of the end of the day on
                  the last day of such month ...................................  $  792,682,926

            (c)   The Aggregate Investor Amount set forth in paragraph 4(b)
                  above as a percentage of the aggregate amount of Principal
                  Receivables set forth in paragraph 4(a) above.................          56.93%

            (d)   The Aggregate Investor Amount for Class A of this Series as a percentage of the aggregate amount of Principal Receivables in
                  the Trust as set forth in paragraph 4(a) above................          46.68%



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      5.    Delinquent Balances

            The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:

                                                                                    Aggregate
                                                                                 Account Balance
                                                                                 ---------------

                                      (a)1month: ...............................  $   54,826,651
                                      (b)2months:...............................      17,989,461
                                      (c)3months: ..............................      12,479,184
                                      (d)4months:...............................       9,129,592
                                      (d)5months:...............................       7,481,908
                                      (d)6months:...............................       4,471,674

                                                                       Total:     $  106,623,471

      6.    Investor Default Amount

            The aggregate amount of the Investor Default Amount which was allocated in respect of the Certificates of Class A of this
            Series..............................................................  $    5,645,346


      7.    Investor Charge Offs; Reimbursement of Charge Offs

            (a)   The aggregate amount of Investor Charge Offs which was
                  allocated in respect of the Certificates of Class A of this
                  Series........................................................  $         0.00

            (b)   The amount of the Investor Charge Offs set forth in paragraph
                  7(a) above, per $1,000 original Certificate Principal amount
                  (which will have the effect of reducing pro rata, the amount of each Certificateholder's investment) allocated to Class A
                  of this Series................................................  $         0.00



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            (c)   The aggregate amount reimbursed to the Trust in the current month from drawings under the Letter of Credit in respect of
                  Investor Charge Offs in prior months..........................  $         0.00

            (d)   The amount set forth in paragraph 7(c) above, per $1,000
                  original Certificate Principal amount (which will have the effect of increasing, pro rata, the amount of each
                  Certificateholder's investment) allocated to Class A of this
                  Series........................................................  $         0.00


      8.    Investor Monthly Servicing Fee

            The amount of the Investor Monthly Servicing Fee for Class A of this
            Series for the preceding Monthly Period payable by the Trust to the
            Servicer ...........................................................  $    1,083,333


      9.    Investor Monthly Facility Fee

            The amount of the Investor Monthly Facility Fee for Class A of this
            Series for the preceding Monthly Period payable by the Trust to JCPR  $         0.00


      10.   Available L/C Amount

            The Available L/C Amount as of the close of business on the
            Distribution Date specified above for Class A of this Series........  $         0.00



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      C.    The Pool Factor.

            The Pool Factor (which represents the ratio of the Adjusted Investor
            Amount for Class A of this Series as of the end of the last day of such month to the applicable Initial Investor Amount). (The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original denomination of the
            Holder's Certificate by the Pool Factor) ...........................        1.000000


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                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Servicer


                              By: /s/ Bruce E. Mattox
                                  ---------------------------------------
                                  Title: Attorney-in-Fact











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